Exhibit 99.1

Protalix BioTherapeutics Corporate Update March 2018

This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amende d, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward - looking statements including, among others, statemen ts regarding expectations as to regulatory approvals, market opportunity for, and potential sales of, the Company’s product and pr oduct candidates, goals as to product candidate development and timing of the Company’s clinical trials, are based on the Company’ s current intent, belief and expectations. These statements are not guarantees of future performance and are subject to certain risks and uncer tai nties that are difficult to predict. Factors that might cause material differences include, among others: failure or delay in the commenceme nt or completion of the Company’s preclinical and clinical trials which may be caused by several factors, including: slower than expected rates of patient recruitment; unforeseen safety issues; determination of dosing issues; lack of effectiveness during clinical trials; inabilit y t o monitor patients adequately during or after treatment; inability or unwillingness of medical investigators and institutional review boards to fol low the Company’s clinical protocols; and lack of sufficient funding to finance clinical trials; the risk that the results of the clinical trials of the Company’s product candidates will not support the Company’s claims of superiority, safety or efficacy, that the Company’s product candidates will not have the desired effects or will be associated with undesirable side effects or other unexpected characteristics; risks related to the amount and sufficiency of the Company’s cash and cash equivalents; risks related to the amount of the Company’s future revenues, operations and expenditures; risks relating to the Company’s ability to make scheduled payments of the principal of, to pay interest on or to refinance its outstanding notes or any other indebtedness; the Company’s dependence on performance by third party providers of services and supplies, including without limitation, clinical trial services; delays in the Company’s preparation and filing of applications for regulatory approval; delays in the approval or potential rejection of any applications we file with the FDA or other health regulatory authorities, and other risks relating to the review process; the inherent risks and uncertainties in developing drug platforms and products of the type we are developing; th e impact of development of competing therapies and/or technologies by other companies and institutions; potential product liability risks , a nd risks of securing adequate levels of product liability and other necessary insurance coverage; and other factors described in the Company’s filings with the U.S. Securities and Exchange Commission. Existing and prospective investors are cautioned not to place undue reliance on the se forward - looking statements, which speak only as of today’s date. The Company undertakes no obligation to update or revise the inform ati on contained in this presentation whether as a result of new information, future events or circumstances or otherwise. Note Regarding Forward - Looking Statements

Company Highlights

- Clinically differentiated and improved recombinant therapeutic proteins
  - FDA approved ProCellEx® plant cell-based expression system
  - FDA multi-product and EMA approved manufacturing facility in Israel
- Pegunigalsidase alfa in Phase III for Fabry disease ~$1.4B growing market; potential to be best-in-class with a superiority claim:
  - Ex -US license to Chiesi
  - Fast Track Designation -FDA
  - Orphan Drug Designation (ODD) –EMA
- Two Phase II candidates with business development opportunities
- Elelyso® (taliglucerase alfa) approved and commercialized for Gaucher disease. Protalix retains rights in Brazil, with rights in the rest of the world held by Pfizer.

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PROTALIX Biotherapeutics

Corporate Strategy 4 Execution of Phase III Fabry clinical trial program and key data read - outs and potential global approvals Focus on additional partnering opportunities for assets in development Generate revenue through sales of alfataliglicerase in Brazil Advancement of early pipeline products into clinical development

Pipeline Overview 5 (PRX - 102) Fabry Disease alidornase alfa (PRX - 110) Cystic Fibrosis Oral anti - TNF - α (OPRX - 106) Ulcerative Colitis/ Inflammatory Bowel Disease Preclinical Phase I Phase II Phase III

for Fabry Disease

Fabry disease

- Rare genetic lysosomal storage disorder caused by deficiency in the enzyme α-galactosidase A. Lipids accumulate in key organs (kidney, heart, CNS) leading to a progressive and potentially life threatening disease.
- Disease characterized by:
  - Progressive kidney disease which can lead dialysis or transplant
  - Cardiovascular and cerebrovascular complications
  - Severe symptomology including pain, abdominal discomfort and poor quality of life
- ~$1.4B growing market (CAGR ~10%); ~5,000 patients treated worldwide.

Key Players

Fabrazyme®, Sanofi	Enzyme Replacement Therapy (ERT) bi-weekly infusions	• Approved Worldwide
Replagal®, Shire		• Approved ex-US only
Galafold™, Amicus	pharmacological chaperone	• Applicable only for patients with amenable mutations (~30%)

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Fabry disease remains a high unmet need - Learnings: 8 Limited effect of ERT due to: • Little functional enzyme every second week and incomplete tissue penetration of the infused protein 1 • Presence of antibodies to infused enzyme 1 • Renal function continues to decline even for patients on long term ERT 2 Current product approved conditionally based on non - established surrogate markers Evidence based improvement in clinical parameters has not been established to date Treating Physicians Lack of symptom relief on the second week Infusion reactions High burden of treatment with bi - weekly infusions Patients 1. Fabry Expert Panel Consensus: Kidney Disease: Improving Global Outcomes (KDIGO ) Conference, Oct 2016 2. Rombach, et al 2013

 Pegunigalsidase alfa ≥ 14 Days of active enzyme Fabrazyme® time frame* Concentration (ng/mL) 1 10 100 1000 10000 100000 0.0 50.0 100.0 150.0 200.0 250.0 300.0 350.0 Time (hours ) PRX-102 1mg/Kg Fabrazyme 1mg/Kg pegunigalsidase alfa 1mg/kg 14 Days * * Fabrazyme ® ( agalsidase beta) – USPI Higher levels of pegunigalsidase alfa in the blood at day 14 than Fabrazyme® at day 1 Half life 40 times greater than Fabrazyme® ® 78.9 2 0 20 40 60 80 100 pegunigalsidase alfa (1mg/Kg) Fabrazyme®(1mg/Kg) T½ (hours) Higher levels of active available enzyme  potentially more efficacious Substantially greater enzyme exposure than current ERTs A chemically modified plant cell derived PEGylated covalently bound homodimer  active and stable enzyme

10 Higher uptake and prolonged activity in target organs µg/gr FW = amount of enzyme [µg] per gr of tissue fresh weight [FW], assessed by activity Kizhner T. et al (2015), A - Molecular Genetics and Metabolism 114 : 259 – 267 Fabry mice model Higher levels of active enzyme in target organs  potentially more efficacious

11 PK modeling shows greater AUC in a single infusion of 2 mg/kg pegunigalsidase alfa vs. two bi - weekly infusions of Fabrazyme® over a 4 - week time frame. First - in - class, once - monthly administration Greater AUC  potential for clinical stability with half the infusions

12 Unique proposition for addressing significant unmet needs Two dosing regimens: potential for better efficacy and lower treatment burden x Treatment flexibility for patients x Two independent paths for product superiority 1 mg/kg/ 2 weeks 2 mg/kg/ 4 weeks Superior ERT for patients with progressing impaired renal function Better quality of life by maintaining clinical stability with 50% less infusions

13 Efficacy & safety seen over 24 months Positive impact on kidney function Pegunigalsidase alfa (eGFR BL 82.4 - 156.3 ) Fabrazyme® (eGFR BL 49 - 170) 2 eGFR slope 1 - 2.2* - 3.8 *n= 7 classic Fabry patients 1. eGFR = e stimated G lomerular F iltration R ate . Measured as annualized rate of Estimated GFR Change (mL/min/ 1.73 m 2 /year) – 24 months 2. Germain et al 2015 Stable cardiac parameters Improvement in gastro - intestinal symptoms Excellent safety and tolerability profile throughout ~35 patient years 19% formation of anti - drug antibodies (ADAs) in pegunigalsidase alfa with all negative in the second year vs . 74 % ADAs with Fabrazyme®

Clinical advantages recognized by regulatory bodies Orphan Drug Designation ( ODD) granted by European Commission for significant and plausible clinical advantages compared to authorized therapies • Clinical data demonstrating the stabilization of kidney function • Reduced immunogenicity and peripheral neuropathy • Reduced accumulation of toxic metabolites in relevant tissues Fast Track Designation granted by FDA • Acknowledgement of potential to address unmet medical needs such as prevention of renal failure and better quality of life • Eligibility for accelerated approval and priority review

15 Chiesi, an international privately - held company, strong presence outside US, with focus on the development and commercialization of innovative medicines In exchange for ex - US commercialization rights for pegunigalsidase alfa: • Upfront payment of $ 25 million and additional payments of up to $ 25 million in development costs • Eligibility for an aggregate of $ 320 million in regulatory and commercial milestone payments as well as tiered royalties ranging from 15 % to 35 % Protalix remains the manufacturer for clinical development and commercial product. Ex - US exclusive collaboration with Chiesi Farmaceutici S.p.A. • Validates Protalix’s Fabry program • Secures funding for clinical program • A focused and effective commercialization partner • Protalix maintains US rights

16 1mg/kg 2 weeks Head to Head vs. Fabrazyme® in Switch Patients 2mg/kg 4weeks Switch - over from Fabrazyme® and Replagal ® 1mg/kg 2 weeks Switch - over from Replagal® FDA 24 mos Superiority 12 mos Safety and efficacy 12 mos Supportive EMA Rest of World 12 mos Comparability (potential for superiority) 12 mos Safety and efficacy 12 mos Safety and efficacy Number of patients to be enrolled 78 (52+26) 30 22 Robust phase III pivotal clinical program Enrollment expected to be finalized in 2018 pegunigalsidase alfa
1mg/kg/2 weeks 2mg/kg/4 weeks

Potential to be gold standard therapy

› Peak Sales Potential over $1B Annually (>50% market share)

➢ 1 mg/kg /2 weeks

Potential superiority in efficacy

	Fabrazyme®	pegunigalsidase alfa
eGFR slope	-3.8	-2.2*
Half life	2 hours	~80 hours
Active enzyme	½ day	>14 days
Antibody presence	74%	0%**

➢ Once monthly 2 mg/kg

50% less infusions

↓

- One month of active enzyme
- Clinical efficacy maintained
- Enhanced quality of life
- Lower treatment burden

*N=7 classic Fabry patients , 24 months
**19% formation of anti-drug antibodies (ADAs)/ All ADAs turned negative in the second year following treatment, leaving 0% of present anti-drug antibodies

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Oral anti - TNF - α OPRX - 106 for Inflammatory Bowel Disease

IBD are autoimmune inflammatory diseases of the digestive tract including Ulcerative Colitis (UC ) and Crohn’s Disease (CD ) • Debilitating: severe diarrhea, abdominal pain, fatigue and weight loss • Affects > 2.5 million people across US and Europe UC market ~ $5.5B; CD market ~ $3.0B Key players include: • Infused or injectable anti - TNF α : Remicade (J&J), Humira (Abbvie), Simponi (J&J) • Infused Anti - Integrin: Entyvio (Takeda) • Infused IL - 12, Oral JaK inhibitor – in development 19 19 Inflammatory Bowel Disease (IBD)

Inflammatory Bowel Disease remains an area of high unmet need



Despite the wide array of available treatments, there are major drawbacks:

- **Loss of response to anti –TNF α drugs**
  - Clinical efficacy is lost in ~25-45% of all patients who were primary responders
  - Most likely attributed to the high level of neutralizing antibodies
- **Safety risks**
  - Black box warnings for serious infections and malignancy for anti-TNF-α and Jak –Inhibitors
  - Precaution for risk of Progressive Multifocal Leukoencephalopathy (PML) in integrin inhibitors
  - Precautions for serious infections and malignancy for anti –IL 12 drugs

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OPRX-106 A plant cell expressed anti –TNF- α fusion protein administered orally with local activity in the gut

- Developed via Protalix's platform for orally delivered proteins whereby the plant cell wall protects the protein and serves as a natural oral administration vehicle.
- Administered orally, OPRX-106 is biologically active in the gut with no anti-drug antibody formation and without systemic absorption. This can potentially result in:
  - A safe therapy
  - Long term response
- OPRX-106 completed 2 clinical trials <u>in Ulcerative Colitis</u>:
  - <u>Phase I –Healthy Volunteers</u>: Safe and well tolerated.
  - <u>Phase IIa</u>: Positive results from 18 patients who completed the study*
    - Two doses explored for induction of remission by week 8
    - 89% of patients had a Mayo score of ≥6 (moderate disease category)

*24 patients were enrolled, 6 patients withdrew, none related to adverse events. Drop out rate consistent with other UC trials reported in similar populations.

21 PROTALIX Biotherapeutics

22 61% 72% 72% 89% 28% 67% Geboes score Fecal calprotectin Improved rectal bleeding Improved Mayo score Clinical remission Clinical response Positive Clinical Results OPRX - 106 Safe and well - tolerated. Adverse events (AEs) were mild to moderate and transient No anti drug antibodies were detected 1. Reduced Mayo score of >3 points and decrease in the rectal bleeding sub - score of >1 point from baseline, or a rectal bleeding sub - score of 0 or 1 2. Mayo score of ≤ 2 with no sub - score reaching >1 point 3. Any improvement in Mayo Score 4. Rectal bleeding sub - score = 0 or 1 point 1 2 3 4

Inflammatory Bowel Disease market >$8.0B High clinical response and remission rates in patients with moderate disease No formation of anti - drug antibodies No systemic absorption Will potentially not carry the safety risks of current therapies. Overcomes the drawbacks of injected or infused anti - TNF - α while demonstrating good clinical results via the proven mechanism of TNF alfa blockage 23 23 Oral anti - TNF - α biologica lly locally active in the gut OPRX - 106 alidornase alfa (PRX - 110 ) for Cystic Fibrosis

alidornase alfa
(PRX-110)

More effective mucus clearance for Cystic Fibrosis patients

- Cystic Fibrosis (CF) is a rare genetic disease characterized by a highly viscous mucus most prominently leading to severe lung damage and loss of respiratory function. Over 70,000 CF patients world-wide
- Leading product, Pulmozyme®, DNase enzyme, ~$700M annual sales with significant growth potential
- Alidornase alfa (PRX-110) was designed as a recombinant DNase resistant to actin inhibition to enhance enzyme activity
- In human sputa samples, alidornase alfa exhibits superior activity compared to Pulmozyme® in breaking down extracellular DNA and lowering sputum viscosity which translates to potentially improving lung function
- Can potentially lower incidence of respiratory tract infections

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PROTALIX Biotherapeutics

26 Mean absolute change in ppFEV1 * N=16 Phase II trial demonstrates clinically meaningful lung function improvement alidornase alfa ( PRX - 110 )

27 Clinically meaningful lung function improvement as a result of effective mucociliary clearance Extraordinary reduction of the presence of Pseudomonas aeruginosa (P.sa) infections as a result of alidornase alfa treatment - All P.sa positive patients showed an >75% reduction of which 60% experienced total eradication. • potential for lowering respiratory tract infections • potential for reduction in CF exacerbations Safe, tolerable and shorter inhalation time While Cystic Fibrosis Foundation (CFF) acknowledged the need and potential of PRX - 110 , it declined funding for current proposed protocol Ongoing discussions with potential partners Amended protocol to be adopted and resubmitted to CFF with the potential partner Advances the treatment of Cystic Fibrosis alidornase alfa ( PRX - 110 )

Financial Overview 28 • ~ 145M shares outstanding, as of December 31, 2017 • Dual listed on NYSE American and TASE • Cash position: ~$ 51M as of December 31, 2017 • Cash level currently projected to fund operations into 2020 • $5.9M convertible note due by September 2018, ~$59M convertible note due by November 2021 • 10 years of 0% tax after using up NOL (currently ~$ 180M )

Protalix had significant achievements to date

- ✓ Strong positive two year data for pegunigalsidase alfa
- ✓ Promising results for OPRX-106 and alidornase alfa
- ✓ Clinical development pipeline targeting markets ~$10B
- ✓ R&D focus to advance early pipeline with attractive opportunities for proteins designed for superior clinical profiles and multiple near term catalysts expected in the next 12 months

1. Finalize enrollment in all Phase III pegunigalsidase alfa studies
2. Continue seeking and signing partnership transactions
3. Introduce new pipeline (currently in preclinical)

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PROTALIX Biotherapeutics

Moshe Manor President and CEO Protalix BioTherapeutics moshe.manor@protalix.com